Employment costs - Summary of employment costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total employment costs
– Wages and salaries	$ 4,699	$ 4,141	$ 3,923
– Social security costs	386	330	328
– Net post-retirement charge	554	469	384
– Share-based payment charge	126	138	123
Employment costs before utilisation of provisions	5,765	5,078	4,758
Less: charged within provisions	(252)	(308)	(236)
Total employment costs	$ 5,513	$ 4,770	$ 4,522